UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 585-9500

(not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 3, 2009, we distributed a press release, announcing that, among other things, two leading proxy and corporate governance advisory firms support management’s proposals at the Company’s 2009 Annual Meeting of Shareholders and recommend that Tecumseh shareholders vote FOR management on the WHITE proxy card. In addition, on August 3, 2009, we will post a cover letter to the Herrick Strategy Assumptions presentation to http://tecumseh.investorroom.com.These materials are being filed herewith as Exhibits 99.1 and 99.2 respectively to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release

99.2	Herrick Strategy Assumptions: Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: August 3, 2009	By	/s/ James S. Nicholson
James S. Nicholson Vice President, Treasurer and Chief Financial Officer

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